                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [_]

Check the appropriate box: [_]

[_]  Preliminary proxy statement

[X]  Definitive proxy statement

[_]  Confidential, for use of the Commission only as permitted by Rule
     14a-6(e)(2)

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             Coldwater Creek Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee previously paid with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing party:

     -------------------------------------------------------------------------


     (4) Date filed:

     -------------------------------------------------------------------------

                           [LOGO OF COLDWATER CREEK]

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held July 14, 2001

To our Stockholders:

  You are cordially invited to attend the Annual Meeting of Stockholders of COLDWATER CREEK INC. (the "Company"), a Delaware corporation, which will be held at the Company's corporate headquarters at One Coldwater Creek Drive, Sandpoint, Idaho 83864, at 1:00 p.m. Pacific Daylight Savings Time on July 14, 2001 for the following purposes:

  1. To elect three directors to the Company's Board of Directors (the "Board of Directors");

  2. To approve an amendment to the Company's 1996 Stock Option/Stock Issuance Plan (the "1996 Plan") for a 300,000-share increase in the number of shares of Common Stock authorized for issuance under the 1996 Plan;

  3. To consider and vote upon a proposal to ratify the selection of Arthur Andersen LLP as independent public accountants for the Company for the fiscal year ending March 2, 2002; and

  4. To act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

  These matters are more fully described in the Proxy Statement accompanying this Notice.

  The Board of Directors has fixed the close of business on May 15, 2001 as the record date for determining those stockholders who will be entitled to vote at the meeting. The stock transfer books will not be closed between the record date and the date of the meeting.

  Representation of at least a majority of the shares of Common Stock of Coldwater Creek Inc. entitled to vote, whether present in person or represented by proxy, is required to constitute a quorum. Accordingly, it is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. You may revoke your proxy at any time prior to the time it is voted. You may also revoke your proxy by attending the meeting and voting in person.

  Please read the proxy material carefully. Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.

                                                  Very truly yours,


                                                  /s/ Dennis C. Pence

                                                  Dennis C. Pence
                                                  Chairman of the Board of
                                                  Directors and Secretary

Sandpoint, Idaho
June 1, 2001


              ONE COLDWATER CREEK DRIVE . SANDPOINT, IDAHO 83864

              Stockholders Should Read the Entire Proxy Statement
                  Carefully Prior to Returning Their Proxies

                                PROXY STATEMENT
                                    FOR THE
                       ANNUAL MEETING OF STOCKHOLDERS OF
                             COLDWATER CREEK INC.

                           To Be Held July 14, 2001

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors ("Board") of COLDWATER CREEK INC. ("Coldwater Creek" or the "Company") of proxies to be voted at the Annual Meeting of Stockholders ("Annual Meeting") which will be held at 1:00 p.m. Pacific Daylight Savings Time on July 14, 2001 at the Company's corporate headquarters at One Coldwater Creek Drive, Sandpoint, Idaho 83864 or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders ("Notice"). This Proxy Statement and the proxy card were first mailed to stockholders on or about June 1, 2001.

                        VOTING RIGHTS AND SOLICITATION

  The close of business on May 15, 2001 was the record date for stockholders entitled to notice of and to vote at the Annual Meeting. As of that date, 10,661,649 shares of the Company's common stock, $.01 par value per share (the "Common Stock"), were issued and outstanding. All of the shares of the Company's Common Stock outstanding on the record date are entitled to vote at the Annual Meeting, and stockholders of record entitled to vote at the Annual Meeting will have one (1) vote for each common share so held on the matters to be voted upon.

  Shares of the Company's Common Stock ("Common Shares") represented by proxies in the accompanying form which are properly executed and returned to Coldwater Creek will be voted at the Annual Meeting in accordance with the stockholders' instructions contained therein. In the absence of contrary instructions, Common Shares represented by such proxies will be voted FOR the election of the directors as described herein under "Proposal 1--Election of Directors", FOR the amendment to the 1996 Stock Option/Stock Issuance Plan, as described herein under "Proposal 2--Amendment to 1996 Stock Option/Stock Issuance Plan" and FOR ratification of the selection of accountants as described herein under "Proposal 3--Ratification of Selection of Independent Public Accountants." Management does not know of any matters to be presented at this Annual Meeting other than those set forth in this Proxy Statement and accompanying Notice. If any other matters should properly come before the Annual Meeting, the proxy holders will vote on such matters in accordance with their best judgment. Any stockholder has the right to revoke his or her proxy at any time before it is voted by (i) delivering to the Company at its principal executive office at One Coldwater Creek Drive, Sandpoint, Idaho 83864, Attention: Chief Financial Officer, a written notice of revocation or duly executed proxy bearing a later date, or (ii) attending the meeting and voting in person. Approval of each of the above proposals shall be determined by a majority of the votes cast by the stockholders entitled to vote at the election present in person or represented by proxy, except that the election of the individual nominees of the Board shall be determined by a plurality of the votes cast. Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

  The entire cost of soliciting proxies will be borne by Coldwater Creek. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, telegraph or special letter by officers and other employees of Coldwater Creek for no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Company's Common Stock, and such persons may be reimbursed for their expenses.

                             STOCKHOLDER PROPOSALS

  Stockholder proposals intended to be considered at the 2002 Annual Meeting of Stockholders must be received by Coldwater Creek no later than February 1, 2002. The proposal must be mailed to the Company's principal executive offices, One Coldwater Creek Drive, Sandpoint, Idaho 83864, Attention:
Corporate Secretary. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the United States Securities and Exchange Commission. In addition, the proxy solicited by the Board for the 2002 Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless the Company receives notice of such proposal not later than April 30, 2002.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

  Each member of the Board ("Director") is assigned to one of three classes, with one class elected at each successive Annual Meeting of Stockholders to hold office for a three-year term and until successors of such class have been qualified and elected. Currently, the Board consists of eight Directors. The current Class II nominees to the Board are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees for director listed below. In the event that any other director is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for any nominee listed below. As of the date of this Proxy Statement, the Board is not aware that any nominee is unable or will decline to serve as a director.

  The Company's Board recommends that stockholders vote FOR the nominees listed below.

                                                                 Class and Year
                                                      Director   in Which Term
           Name             Principal Occupation        Since     Will Expire   Age
           ----             --------------------     ----------- -------------- ---
 James R. Alexander...... Independent Catalog           2000        Class II    58
                          Consultant                 (previously      2004
                                                     1994--1998)

 Michelle Collins........ Managing Director of          1997        Class II    41
                           Svoboda, Collins L.L.C.                    2004
                           (Private Equity Firm)

 Duncan Highsmith........ President and Chief           1999        Class II    52
                           Executive Officer of                       2004
                           Highsmith Inc. (Direct
                           Marketer)

  James R. Alexander has served as a Director since March 2000, as well as a member of the Board's Audit and Compensation Committees since July 2000. Mr. Alexander previously served as a Director, as well as Chairman of the Board's Compensation Committee, from 1994 to 1998 before having to decline to stand for re-election due to other professional obligations. Mr. Alexander has been an independent catalog consultant for over 20 years, serving a variety of mail order retailers of apparel, gifts and home decor. Mr. Alexander is a joint venture partner in the firm of Tucker Alexander, which is an affiliate of Tucker Capital. From November 1998 to June 1999, Mr. Alexander's services were retained by the Company to broker the sale of its Milepost Four men's apparel catalog for which Tucker Capital was compensated.

  Michelle Collins has served as a Director, as well as a member of the Board's Compensation Committee, since September 1997. In July 1998, Ms. Collins became Chairman of the Board's Compensation Committee. Ms. Collins has also served as a member of the Board's Executive Committee since its formation on May 20, 2000. In January 1998, Ms. Collins co-founded Svoboda, Collins L.L.C, a private equity firm, for which she serves as Managing Director. Previously thereto, Ms. Collins was a principal in the corporate finance department of William Blair & Company, L.L.C., overseeing the firm's specialty retail sector. During the Company's initial public offering of common shares in January 1997, Ms. Collins represented William Blair & Company as co-underwriter. Ms Collins, joined William Blair & Company, L.L.C. as an associate in 1986 after obtaining a Masters in Business Administration from the Harvard Business School. Ms. Collins also serves as a director on the boards of directors of CDW Computer Centers, Inc. and McWhorter Technologies Inc.

  Duncan Highsmith has served as a Director since May 1999, as well as a member of the Board's Compensation Committee since September 1999. Since 1987, Mr. Highsmith has served as President and Chief Executive Officer of Highsmith Inc., an international direct marketer of various products to schools and libraries. Mr. Highsmith also serves as a director on the boards of directors of a number of privately held companies, including Highsmith Inc.

Directors Not Standing for Election

  Directors who are not standing for election at this year's Annual Meeting are set forth below.

                                                             Class and Year
                                                    Director in Which Term
          Name             Principal Occupation      Since    Will Expire   Age
          ----             --------------------     -------- -------------- ---
 Ann Pence.............. Executive Creative           1988      Class I     51
                          Director and Vice-                      2002
                          Chairman of the Board
                          of Directors of
                          Coldwater Creek Inc.

 Curt Hecker............ President and Chief          1995      Class I     40
                          Executive Officer,                      2002
                          Panhandle State Bank

 Georgia Shonk-Simmons.. President and Chief          2001      Class I     50
                          Executive Officer of                    2002
                          Coldwater Creek Inc.

 Dennis C. Pence........ Chairman of the Board of     1988     Class III    51
                          Directors and Secretary                 2003
                          of Coldwater Creek Inc.

 Robert H. McCall....... President, McCall and        1994     Class III    55
                          Landwehr, P.A.                          2003
                          (Accounting Firm)

  Ann Pence co-founded the Company in 1984, and has served as its Executive Creative Director since that time. Mrs. Pence has served as a Director since the Company's incorporation in 1988, serving as the Board's Vice-Chairman since July 1999 and as its Chairman prior thereto. Prior to co-founding Coldwater Creek, Mrs. Pence had an eleven year career in retail advertising, and was employed by Macy's California from 1974 to 1982 where her final position was Copy Director.

  Curt Hecker has served as a Director, as well as a member of the Board's Audit Committee, since August 1995. Since August 1995, his principal occupation has been President and Chief Executive Officer of Panhandle State Bank in Sandpoint, Idaho.

  Georgia Shonk-Simmons has served as a Director, as well as the Company's President and Chief Executive Officer, since January 1, 2001. From April 1999 to December 2000, Ms. Shonk-Simmons served as President of the Company's Catalog & Retail Sales Division. Ms. Shonk-Simmons joined the Company as its Chief Merchant and Vice President of Merchandising in June 1998. From 1994 to 1998, Ms. Shonk-Simmons was Executive Vice President of the Newport News Catalog Division of Spiegel, Inc., an international retailer. Prior to that, from 1981 to 1994, Ms. Shonk-Simmons held a number of other positions of increasing responsibility with Spiegel, including Vice-President of Merchandising for Spiegel Catalog beginning in 1991. Prior to joining Spiegel, Ms. Shonk-Simmons held various buyer positions with Lytton's, Carson Pirie Scott and Hahne's.

  Dennis C. Pence co-founded the Company in 1984, and served as its President and Chief Executive Officer until retiring from his day-to-day management responsibilities effective January 1, 2001. Mr. Pence has served as a Director since the Company's incorporation in 1988, serving as the Board's Chairman since July 1999 and as its Vice-Chairman prior thereto. Mr. Pence has also served as Chairman of the Board's Executive Committee since its formation on May 20, 2000. Since July 1998, Mr. Pence has additionally served as Secretary to the Company. From April 1999 to December 2000, Mr. Pence also served as President of the Company's then newly formed Internet Commerce Division. Prior to co-founding Coldwater Creek, Mr. Pence was employed by Sony Corp. of America from 1975 to 1983, where his final position was National Marketing Manager--Consumer Video Products.

  Robert H. McCall, a Certified Public Accountant, has served as a Director since 1994, and as Chairman of the Board's Audit Committee since February 1995. Mr. McCall has also served as a member of the Board's Executive Committee since its formation on May 20, 2000. From February 1995 to July 2000, Mr. McCall also served as a member of the Board's Compensation Committee. Since 1981, Mr. McCall has been President of McCall & Landwehr, P.A., an accounting firm based in Hayden Lake, Idaho.

                         BOARD MEETINGS AND COMMITTEES

  The Company's Board held a total of five meetings during fiscal 2000. Each director attended 100% of the meetings, with the exception of Ann Pence who was unable to attend one of the meetings.

  The Company's Board has an Executive Committee, an Audit Committee and a Compensation Committee. The Executive and Audit Committees each held four meetings during fiscal 2000 for which there was 100% attendence by its respective members. The Compensation Committee held three meetings during fiscal 2000 for which there was 100% attendance by its members.

  The Executive Committee is empowered to act in general for the entire Board in intervals between meetings of the Board with the exception of certain matters that by law may not be delegated. The Executive Committee meets, as necessary, and all actions by the Executive Committee are reported at the next Board of Directors meeting. The actions taken by the Executive Committee are binding and do not require ratification by the Board to be legally effective. The Executive Committee currently consists of Michelle Collins, Robert H. McCall and Dennis C. Pence (Chairman).

  The Audit Committee is responsible for recommending to the Board the appointment of independent public accountants, reviewing and approving the scope of audit activities performed by the independent public accountants, reviewing accounting practices and controls, performing independent director duties and reviewing audit results. The Audit Committee currently consists of James R. Alexander, Curt Hecker and Robert H. McCall (Chairman).

  The Compensation Committee is responsible for reviewing and establishing the compensation structure for the Company's directors and officers, including salary rates, participation in incentive compensation and benefit plans and other forms of compensation, and administering the Company's Employees Stock Purchase Plan and 1996 Stock Option/Stock Issuance Plan. The Compensation Committee currently consists of James R. Alexander, Michelle Collins (Chairman) and Duncan Highsmith.

                             DIRECTOR REMUNERATION

  From July 10, 1999 to July 14, 2000, each non-employee director received an annual retainer fee of $18,000. Effective July 15, 2000, this annual retainer fee was increased to $28,000. Each non-employee director also receives a fee of $1,500 for each Board meeting attended.

  Any non-employee director who serves as a committee chairman receives an annual retainer in the amount of $3,000, and any non-employee director who serves as a committee member receives an annual retainer of $1,500. Each non-employee committee member also receives a fee of $1,000 for each committee meeting attended. Directors are additionally reimbursed for certain expenses incurred attending Board or committee meetings.

  Under the Automatic Option Grant Program of the Company's 1996 Stock Option/Stock Issuance Plan (the "Plan"), each individual who first joins the Board as a non-employee director will receive, at the time of his or her initial election or appointment, an option to purchase 13,376 shares of Common Stock at an exercise price per share equal to the fair market value per share of the Company's Common Stock on the option grant date. On the date of each annual stockholders meeting, each non-employee director who has served for at least six months and continues to serve at that meeting receives an automatic option grant for an additional 1,672 shares of Common Stock at an exercise price per share equal to the fair market value per share of such stock on the option grant date. For more detailed information regarding the terms and conditions of options granted under the Automatic Option Grant Program, see Proposal 2--Amendment to the 1996 Stock Option/Stock Issuance Plan--Automatic Option Grant Program.

  Each option granted under the Automatic Option Grant Program has a maximum term of ten (10) years measured from the option grant date, subject to earlier termination at the end of the two (2) year period measured from the date of the optionee's cessation of service on the Company's Board. Each option is immediately exercisable for all the option shares. However, any shares purchased under the option are subject to repurchase by the Company, at the option exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each initial 13,376-share automatic option grant vest in a series of three (3) successive equal annual installments upon the optionee's completion of each year of Board service over the three (3)-year period measured from the option grant date. The shares subject to each annual 1,672-share grant vest upon the optionee's completion of one (1) year of Board service measured from the option grant date. Should the optionee cease to serve as a Board member, the optionee generally has until the earlier of (i) the two (2)-year period following such cessation of service or (ii) the expiration date of the option term in which to exercise the option for the number of shares that are vested at the time of such individual's cessation of Board service.

  The shares subject to each automatic option grant will immediately vest in full upon (i) the optionee's death or permanent disability while a Board member, (ii) an acquisition of the Company by merger or asset sale, (iii) the successful completion of a tender offer for more than fifty percent (50%) of the Company's outstanding voting stock or (iv) a change in the majority of the Board effected through one or more contested elections for Board membership.

  On July 15, 2000, pursuant to the Automatic Option Grant Program of the Plan, Messrs. Collins, Hecker, Highsmith and McCall were each granted an option to purchase 1,672 shares of the Company's Common Stock at an exercise price of $26.38 per share. On July 15, 2000, pursuant to the Discretionary Option Grant Program of the Plan, Mr. Alexander was granted an option to purchase 3,500 shares, and Mssrs. Collins, Hecker, Highsmith and McCall were each granted an option to purchase 1,828 shares, of the Company's Common Stock at an exercise price of $26.38 per share. On March 25, 2000, pursuant to the Discretionary Option Grant Program of the Plan, Mr. Alexander was granted an option to purchase 9,000 shares of the Company's Common Stock at an exercise price of $17.75.

                       SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of April 30, 2001 by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee for director, (iii) each officer listed in the Summary Compensation Table of the section of this Proxy Statement entitled "Executive Compensation" and (iv) all current directors and executive officers as a group. All shares are subject to the named person's sole voting and investment power except where otherwise indicated.

                                                                   Percentage
                                                        Shares     of Shares
                                                     Beneficially Beneficially
Name and Address of Beneficial Owner                   Owned(1)      Owned
------------------------------------                 ------------ ------------
Dennis C. Pence(2)(3)...............................  2,892,649      26.63%
 c/o Coldwater Creek Inc.
 One Coldwater Creek Drive
 Sandpoint, Idaho 83864

Ann Pence(2)(4).....................................  2,892,649      26.63%
 c/o Coldwater Creek Inc.
 One Coldwater Creek Drive
 Sandpoint, Idaho 83864

Putnam Investments, LLC(5)..........................    594,300        5.7%
 One Post Office Square
 Boston, Massachusetts 02109

James R. Alexander(6)...............................      5,920          *

Michelle Collins(7).................................     20,220          *

Curt Hecker(8)......................................     26,707          *

Duncan Highsmith(9).................................     16,876          *

Robert H. McCall(10)................................     18,766          *

Georgia Shonk-Simmons(11)...........................     39,949          *

Tom Scott(12).......................................     26,700          *

Donald Robson(13)...................................     55,817          *

All Directors and Executive Officers as a group (10
 persons)(14).......................................  5,996,253      55.21%

--------
  *  Less than one (1) percent

 (1) Percentage of ownership includes 10,661,124 actual shares of Common Stock outstanding on April 30, 2001. Shares of Common Stock subject to stock options which are currently exercisable or will become exercisable within 60 days after April 30, 2001 are deemed outstanding for computing the percentage of the person or group holding such options, but are not deemed outstanding for computing the percentage of any other person or group.

 (2) Dennis and Ann Pence are husband and wife.

 (3) Includes 74,879 shares of Coldwater Creek Common Stock held by the Dennis
     C. Pence Lead Annuity Trust. Excludes 214,385 shares of Coldwater Creek Common Stock held by the Aspenwood Supporting Foundation, which were previously contributed by either Dennis C. Pence or the Dennis C. Pence Lead Annuity Trust, to which Mr. Pence disclaims any beneficial ownership.

 (4) Includes 74,879 shares of Coldwater Creek Common Stock held by the Elizabeth Ann Pence Lead Annuity Trust. Excludes 214,385 shares of Coldwater Creek Common Stock held by the Aspenwood Supporting Foundation, which were previously contributed by either Ann Pence or the Elizabeth Ann Pence Lead Annuity Trust, to which Mrs. Pence disclaims any beneficial ownership.

 (5) Includes 178,400 shares beneficially owned by Putnam Investment Management, L.L.C. and 415,900 shares beneficially owned by Putnam Advisory Company, L.L.C., as reported on Form 13G as of December 31, 2000.

 (6) Includes 5,500 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after April 30, 2001.

 (7) Includes 20,220 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after April 30, 2001.

 (8) Includes 21,892 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after April 30, 2001.

 (9) Includes 16,876 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after April 30, 2001.

(10) Includes 17,433 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after April 30, 2001.

(11) Includes 38,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after April 30, 2001.

(12) Includes 25,500 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after April 30, 2001.

(13) Includes 54,317 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after April 30, 2001.

(14) Includes 199,738 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after April 30, 2001.

                            EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

  The following table sets forth certain information concerning compensation earned by the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers for the fiscal years ended March 3, 2001, February 26, 2000 and February 27, 1999. The persons named in the table are hereinafter referred to as the "Named Executive Officers."

                          Summary Compensation Table

                                                                       Long Term
                                     Annual Compensation              Compensation
                            ----------------------------------------  ------------
                                                                       Securities
                                                        Other Annual   Underlying   All Other
         Name and           Fiscal  Salary   Bonus      Compensation    Options    Compensation
   Principal Positions       Year    ($)      ($)           ($)           (#)         ($)(1)
   -------------------      ------ -------- --------    ------------  ------------ ------------
Georgia Shonk-Simmons.....   2000  $370,473 $108,000      $150,000(3)       --        $4,992
 President and Chief         1999   294,673  106,800        62,500(3)    95,000        5,460
 Executive Officer;          1998   185,096  131,925(4)     16,000(5)    30,000          --
 former Chief Merchant
 and President of Catalog
 & Retail Sales
 Division(2)

Dennis C. Pence...........   2000   282,404  154,050           --           --         4,992
 Chairman of the Board and   1999   265,000  153,330           --           --         5,208
 Secretary; former           1998   265,000  117,130           --           --         3,900
 President and Chief
 Executive Officer(2)

Ann Pence.................   2000   282,404  154,050           --           --         4,992
 Vice-Chairman of the        1999   265,000  153,330           --           --         5,208
 Board and Executive         1998   265,000  117,130           --           --         3,900
 Creative Director

Tom Scott.................   2000   296,553   97,123(6)     99,996(3)    25,000        3,736
 Executive Vice President,   1999   228,177  101,800(6)     41,667(3)       --           --
 Chief Operations Officer    1998   183,600   75,092           --        20,000          --
 and Chief Information
 Officer

Donald Robson.............   2000   261,699  103,200(6)     99,996(3)       --         4,198
 Executive Vice President,   1999   217,942  109,840(6)     41,667(3)       --         3,692
 Chief Financial Officer     1998   190,000   64,592(6)        --        10,000        3,644
 and Treasurer

--------
(1) Represents matching contributions made by the Company to the Named Executive Officers accounts under the Company's 401(k) Plan.

(2) Mr. Pence retired as the Company's President and Chief Executive Officer effective January 1, 2001, at which time, Ms. Shonk-Simmons became President and Chief Executive Officer of the Company as well as a Director on the Company's Board. Ms. Shonk-Simmons' annual base salary as President and Chief Executive Officer has been set by the Compensation Committee at $425,000. Ms. Shonk-Simmons' salaried compensation as Chief Merchant and President of the Catalog & Retail Sales Division was $339,000 for the period February 27, 2000 to December 31, 2000. See "Compensation Committee Report on Executive Compensation--Compensation of CEO" for further details.

(3) Represents compensation expense recognized by the Company for the Named Executive Officer under its deferred compensation bonus program, which amounts will be payable in September 2001 should both the Named Executive Officer and the Company meet certain specified performance criteria. See "Certain Relationships and Related Transactions" for further details.

(4) Includes a signing bonus of $75,000 awarded in connection with Ms. Shonk-Simmons' acceptance of employment with the Company.

(5) Represents a relocation allowance awarded in connection with Ms. Shonk-Simmons' acceptance of employment with the Company.

(6) Includes $9,623 and $1,000 of imputed interest for fiscal 2000 and 1999, respectively, on an outstanding key executive loan to Mr. Scott. Includes $14,274, $13,440 and $12,152 of imputed interest for fiscal 2000, 1999 and 1998, respectively, on an outstanding key executive loan to Mr. Robson. See "Certain Relationships and Related Transactions" for further details.

Stock Options

  The following table contains information concerning stock options granted to the Named Executive Officers during the fiscal year ended March 3, 2001. All grants were made under the Company's 1996 Stock Option/Stock Issuance Plan.

                    Options/SAR Grants in Last Fiscal Year

                                                    Individual Grants
                         ---------------------------------------------------------------------------
                          Number of        % of Total
                          Securities      Options/SARS   Exercise   Market
                          Underlying       Granted to     or Base  Price On                Grant
                         Options/SARS     Employees in     Price    Date of  Expiration Date Present
          Name           Granted (#)     Fiscal Year (%) ($/Sh)(1) Grant ($)    Date    Value ($)(2)
          ----           ------------    --------------- --------- --------- ---------- ------------
Georgia Shonk-Simmons...       --              --            --        --          --          --
Dennis C. Pence.........       --              --            --        --          --          --
Ann Pence...............       --              --            --        --          --          --
Tom Scott...............    25,000(3)(4)      10.2%       $29.69    $29.69    10/31/10    $371,890
Donald Robson...........       --              --            --        --          --          --

--------
(1) The exercise price may be paid in cash or in shares of the Company's Common Stock valued at fair market value on the exercise date. Alternatively, the option may be exercised through a cashless exercise procedure pursuant to which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes. The Board's Compensation Committee may also assist an optionee in the exercise of an option by
    (i) authorizing a loan from the Company in a principal amount not to exceed the aggregate exercise price plus any tax liability incurred in connection with the exercise or (ii) permitting the optionee to pay the option price in installments over a period of years upon terms established by the Compensation Committee.

(2) The Company used the Black-Scholes model of option valuation to determine grant date present value. The Company does not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option. The actual value that an executive officer realizes, if any, depends on the market value of the Company's common stock at a future date and may be more or less than the amount calculated above. Estimated values under the Black-Scholes model are based on (i) an expected life of four years; (ii) an interest rate that represents the interest rate on a similar maturity zero coupon, U.S. Treasury Strip; (iii) volatility calculated using daily stock prices for the Company since its January 1997 initial public offering through the respective grant date; and (iv) a zero future dividend yield.

(3) The option becomes exercisable for 20% of the shares upon the optionee's completion of each of the five years of service measured from the grant date.

(4) The option will become exercisable on an accelerated basis upon liquidation or dissolution of the Company or a merger or consolidation in which there is a change in ownership of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities, unless the option is assumed by the surviving entity. In addition, the Compensation Committee may accelerate the vesting of the option in the event the optionee's service is involuntarily terminated within twelve months following such transaction. In addition, the Compensation Committee may provide for accelerated vesting in the event the optionee's service is involuntarily terminated within twelve months following either (i) a change in the composition of the Board over a period of three years or less such that those individuals serving as Board members at the beginning of the period cease to represent a majority of the Board or (ii) a change of ownership of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a hostile tender offer.

Option Exercises and Holdings

  The following table provides information with respect to the Named Executive Officers concerning exercises of options/SARs during fiscal 2000 and unexercised options/SARs held as of March 3, 2001

    Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End
                             Option/SAR Values(1)

                                                      Number of Securities      Value of Unexercised
                                                     Underlying Unexercised    In-the-Money Options at
                             Shares                   Options at FY-End(#)          FY-End($)(1)
                            acquired       Value    ------------------------- -------------------------
          Name           on exercise(#) realized($) Exercisable Unexercisable Exercisable Unexercisable
          ----           -------------- ----------- ----------- ------------- ----------- -------------
Georgia Shonk-Simmons...        --             --     34,000       91,000      $148,500     $295,875
Dennis C. Pence.........        --             --        --           --            --           --
Ann Pence...............        --             --        --           --            --           --
Tom Scott...............      7,000     $  121,770    25,500       42,500        19,875       66,250
Donald Robson...........     50,000      1,160,500    54,317        6,000       632,568       39,750

--------
(1) Based upon the market price of $18.625 per share on March 3, 2001, determined on the basis of the closing selling price per share of the Company's Common Stock on the Nasdaq National Market on that date, less the option exercise price payable per share.

Compensation Committee Report on Executive Compensation

  The Board's Compensation Committee (the "Committee") is comprised solely of non-employee, independent directors. Since July 15, 2000, the Committee has consisted of James R. Alexander, Michelle Collins (Chairman) and Duncan Highsmith. From February 27, 2000 to July 14, 2000, the Committee consisted of Michelle Collins (Chairman), Duncan Highsmith and Robert H. McCall. The Committee met three times during the fiscal year ended March 3, 2001.

  The Committee is responsible for determining the salaries, bonuses and deferred compensation of the Company's executive officers, including its Chief Executive Officer ("CEO"). The Committee also has the sole and exclusive authority to grant stock options to the Company's executive officers under the 1996 Stock Option/Stock Issuance Plan.

  The policies of the Committee with respect to executive officers, including the CEO, are to provide compensation sufficient to attract, motivate and retain executives of outstanding ability and potential and to establish an appropriate relationship between executive compensation and the creation of shareholder value. To meet these goals, the Committee has adopted a mix among the compensation elements of salary, bonus, deferred compensation and stock options.

  The Committee determines the base salaries for executive officers based upon a review of salary surveys for comparable positions in similar companies. The Committee may further adjust the salary of an executive officer based upon the Company's overall financial or other performance during the previous year, the executive officer's responsibilities and relative position within the Company during the previous year, including any changes therein, and the executive officer's performance against the objectives established for his or her area of responsibility during the previous year.

  Under the Company's executive bonus plan, executive officers may receive a certain percentage of their base salary in bonus payments, based on the Committee's subjective evaluation of the individual's performance and overall corporate performance against financial and other goals. Further, the Committee seeks to balance the desire for immediate earnings and the longer term goal of enhancing shareholder value.

  During fiscal 1999 and 2000, the Committee authorized compensation bonus pools aggregating up to $2.0 million as additional incentives to retain key employees. Under such program, individually dated bonus pools of up to $1.7 million and $0.3 million designated to certain key employees will be payable in lump sums on September 25, 2001 and March 25, 2002, respectively, provided that certain specified performance criteria over the preceding twenty-four month period have been met by both the key employee and the Company as a whole. The Company is accruing the related compensation expense to each key employee on a straight-line basis over the applicable twenty-four month period based on performance to date and the current expectation that the specified performance criteria will be met by both the key employee and the Company as a whole. See "Certain Relationships and Related Transactions" for further details.

  In awarding stock options, the Committee considers a number of factors, including an executive officer's responsibilities and relative position within the Company, including any changes therein, the individual performance of the executive officer, the executive officer's existing equity interest in the Company, including stock options held, the extent to any stock options held remain unvested, and the total number of stock options to be awarded.

Compensation of CEO

  The Committee uses the same procedures described above for other executive officers in setting the annual salary, bonus, deferred compensation and stock options for the Company's CEO. The Committee determines the CEO's salary based on factors such as the Company's achievement of corporate goals and comparisons of CEO compensation in similar companies. The CEO's bonus is dependent upon the Company achieving its corporate goals and the Committee's subjective evaluation of the CEO's performance.

  The Committee set Mr. Pence's base salary for fiscal 2000 at an annual rate of $300,000. This rate was based upon the level of Mr. Pence's salary in comparison to other CEOs in similar companies and in recognition of his substantial contribution to the development and growth of the Company, specifically in setting the strategic direction for the Company to follow in its goal of becoming the leading multi-channel women's apparel retailer, his direct oversight in growing the Company's Internet-based e-commerce business, and the success it has achieved, and his role in the development and implementation of a management succession plan for the Company. In addition, Mr. Pence received incentive bonuses aggregating $154,050 for fiscal 2000, in recognition of the strong financial performance of the Company through its third fiscal quarter. Mr. Pence did not receive a bonus for the fourth quarter of fiscal 2000 as the Company did not attain its minimum financial goals for that period. Mr. Pence, as well as Mrs. Pence, to date have waived all rights to deferred compensation and stock options.

  Georgia Shonk-Simmons became the Company's President and CEO effective January 1, 2001, concurrent with Mr. Pence's retirement from his day-to-day management responsibilities. The Committee set Ms. Shonk-Simmons' base salary for the balance of fiscal 2000, being January 1, 2001 through March 3, 2001, at an annual rate of $425,000. This rate was based on her new executive responsibilities and a review of the annual base salaries for CEOs in similar companies. This annual base salary will be maintained for fiscal 2001. Ms. Shonk-Simmons' received incentive bonuses aggregating $108,000 for fiscal 2000, in recognition of the strong financial performance of the Company through its third fiscal quarter and the Committee's subjective evaluation of her prior performance as the Company's Chief Merchant and President of Catalog & Retail Sales Division. Ms. Shonk-Simmons did not receive a bonus as CEO for the fourth quarter of fiscal 2000 as the Company did not attain its minimum financial goals for the period.

Compliance with Internal Revenue Code Section 162(m).

  Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation that is not considered to be performance-based. Non-performance based compensation paid to the Company's executive officers for the fiscal year ended March 3, 2001 did not exceed the $1 million limit per officer, and the Committee does not anticipate that the non-performance based compensation to be paid to the Company's executive officers for the fiscal year ending March 2, 2002 will exceed that limit. The Company's 1996 Stock Option/Stock Issuance Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level.

  It is the opinion of the Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the Company's performance and the interests of the Company's stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short- and long-term.

                FROM THE MEMBERS OF THE COMPENSATION COMMITTEE

                              James R. Alexander
                               Michelle Collins
                               Duncan Highsmith

                               PERFORMANCE GRAPH

  The following performance graph shows the percentage change in cumulative total return to a holder of the Company's Common Stock (NASDAQ:CWTR), assuming dividend reinvestment, compared with the cumulative total return, assuming dividend reinvestment, of the Nasdaq Composite Index and the industry peer group indicated below, during the period from February 3, 1997 through March 31, 2001.

                              [PERFORMANCE GRAPH]

                             2/3/97   3/97    9/97   3/98    9/98   3/99   9/99   3/00   9/00   3/01
Coldwater Creek Inc.          $100    $ 93    $193   $162    $127   $ 77   $133   $113   $180   $150

Nasdaq Stock Market (U.S.)    $100    $ 89    $122   $134    $124   $181   $203   $337   $270   $135

Peer Group                    $100    $106    $143   $147    $112   $202   $187   $192   $146   $152


  * $100 invested on February 3, 1997 in stock or index including reinvestment of dividends.

Industry Peer Group:                           Lands' End, Inc. (NASDAQ:LE)
                                               Nordstrom, Inc. (NASDAQ:JWN)
                                               The J. Jill Group, Inc. (NASDAQ: JILL)
                                               Intimate Brands, Inc. (NASDAQ:IBI)
                                               Ann Taylor Stores Corp. (NASDAQ:ANN)
                                               Talbots, Inc. (NASDAQ:TLB)

  Notwithstanding anything to the contrary set forth in any of the Company's previous filings made under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, that might incorporate future filings made by the Company under those statutes, neither the preceding Performance Graph nor the Compensation Committee Report is to be incorporated by reference into any such prior filings, nor shall such graph or report be incorporated by reference into any future filings made by the Company under those statutes.

Audit Committee Report on the Fiscal Year Ended March 3, 2001

  The Board's Audit Committee (the "Committee") is comprised solely of non-employee, independent directors. Since July 15, 2000, the Committee has consisted of James R. Alexander, Curt Hecker and Robert H. McCall (Chairman). From February 27, 2000 to July 14, 2000, the Committee consisted of Curt Hecker and Robert H. McCall (Chairman). The Committee met four times during the fiscal year ended March 3, 2001.

  The Committee is governed by a written charter adopted and approved by the Board, a copy of which is attached as Appendix A to this Proxy Statement. Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent public accountants, Arthur Andersen LLP, are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The independent public accountants, as well as the Company's internal auditor, have full access to the Audit Committee and regularly meet with the Audit Committee without management being present to discuss appropriate matters.

  Based on the Committee's review of the audited consolidated financial statements, its discussion with management regarding the audited consolidated financial statements, its receipt of written disclosures and the letter from the independent public accountants required by Independence Standards Board Standard No. 1, its discussions with the independent public accountants regarding such accountants' independence, the audited financial statements, the matters required to be discussed by the Statement on Auditing Standards 61, as amended, and other matters, the Committee recommended to the Board that the audited consolidated financial statements for the fiscal year ended March 3, 2001 be included in the Company's Annual Report on Form 10-K for such fiscal year.

                    FROM THE MEMBERS OF THE AUDIT COMMITTEE

                              James R. Alexander
                                  Curt Hecker
                               Robert H. McCall

           BOARD AND COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  No current executive officer of the Company has ever served as a member of the board of directors, or any committee thereof, of any other entity that has or has had one or more executive officers serving as a member of the Company's Board, or any committee thereof.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Effective June 30, 1997, the Company established an Executive Loan Program under which the Company may make, at its sole discretion and with prior approvals from the CEO and the Board's Compensation Committee, secured long-term loans to key executives other than Dennis and Ann Pence. Each loan is secured by the executive's personal net assets, inclusive of all vested stock options in the Company, bears interest at three percent per annum, and becomes due and payable on the earlier of (i) the date ten days before the date on which the vested stock options serving as partial security expire or (ii) ninety days from the date on which the executive's employment with the Company terminates for any reason. At March 3, 2001, the Company had $1,236,000 in outstanding loans to twelve key executives. Loans to Named Executive Officers in excess of $60,000 are as follows: Tom Scott, Executive Vice President, Chief Operating Officer and Chief Information Officer--$200,000;
Donald Robson, Executive Vice President, Chief Financial Officer and Treasurer--$293,675.

  During fiscal 1999 and 2000, the Board's Compensation Committee authorized compensation bonus pools aggregating up to $2.0 million as additional incentives to retain key employees. Under such program, individually dated bonus pools of up to $1.7 million and $0.3 million designated to certain key employees will be payable in lump sums on September 25, 2001 and March 25, 2002, respectively, provided that certain specified performance criteria over the preceding twenty-four month period have been met by both the key employee and the Company as a whole. The Company is accruing the related compensation expense to each key employee on a straight-line basis over the applicable twenty-four month period based on performance to date and the current expectation that the specified performance criteria will be met by both the key employee and the Company as a whole. Bonus pool designations to Named Executive Officers are as follows: Georgia Shonk-Simmons --$300,000; Tom Scott--$200,000 and Donald Robson--$200,000.

  The Company's principal shareholders, Dennis and Ann Pence, personally participate in a jet timeshare program. Mr. and Mrs. Pence have not assessed the Company for any portion of the costs incurred by them in connection with the capital equipment component of the program. Mr. and Mrs. Pence are reimbursed by the Company for the hourly usage charges and a pro rata share of monthly maintenance fees incurred by them under the program in connection with flights by them and other corporate executives exclusively for official corporate business. These reimbursements totalled $480,519 during the fiscal year ended March 3, 2001. In addition to providing for a more efficient utilization of executive time, the Company has independently verified that the above reimbursements constituted a significant savings as compared to the costs which would have been incurred had the Company chartered comparable aircraft.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

  Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that there was compliance for fiscal year 2000 with all
Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten-percent beneficial owners.

                                 ANNUAL REPORT

  The Annual Report of the Company for the fiscal year ended March 3, 2001 has been mailed concurrently with the mailing of the Notice of Annual Meeting and Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material. In compliance with Rule 14a-3 promulgated under the Securities Exchange Act of 1934, the Company hereby undertakes to provide without charge to each person upon written request, a copy of the Company's Annual Report on Form 10-K, including the financial statements thereto. Requests for such copies should be directed to Coldwater Creek Inc., One Coldwater Creek Drive, Sandpoint, Idaho 83864,
Attention: Investor Relations. Copies of the Company's various SEC reports, including its Annual Report on Form 10-K, are available for immediate retrieval from the SEC's web site (www.sec.gov).

                                  PROPOSAL 2

            AMENDMENT TO THE 1996 STOCK OPTION/STOCK ISSUANCE PLAN

  The Company's stockholders are being asked to approve an amendment to the Company's 1996 Stock Option/Stock Issuance Plan (the "1996 Plan") that will increase the maximum number of shares of Common Stock authorized for issuance over the term of the 1996 Plan from 1,561,847 shares to 1,861,847 shares. The proposed share increase will assure that a sufficient reserve of Common Stock is available under the 1996 Plan to attract and retain the services of key individuals essential to the Company's long-term growth and success.

  The 1996 Plan became effective upon adoption by the Board on March 4, 1996 (the "Effective Date"), and was subsequently approved by the stockholders. On May 12, 2001, the Board adopted the amendment to the 1996 Plan that is the subject of this Proposal. The affirmative vote of a majority of the shares presented and voting at the meeting is required to approve the amendment to the 1996 Plan.

  The Company's Board recommends that stockholders vote FOR the amendment to the Company's 1996 Plan.

  The following is a summary of the principal features of the 1996 Plan, assuming the proposed amendment is approved by the stockholders. However, the summary does not purport to be a complete description of all the provisions of the 1996 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in Sandpoint, Idaho.

Equity Incentive Programs

  The 1996 Plan contains three (3) separate equity incentive programs: (i) a Discretionary Option Grant Program, (ii) an Automatic Option Grant Program, and (iii) a Stock Issuance Program. The principal features of these programs are described below. The 1996 Plan (other than the Automatic Option Grant Program) is administered by the Compensation Committee of the Board. The Compensation Committee acting in such administrative capacity (the "Plan Administrator") has complete discretion (subject to the provisions of the 1996
Plan) to authorize option grants and direct stock issuances under the 1996 Plan. The Board may appoint a Secondary Committee of one or more Board members, including employee directors, to authorize option grants and direct stock issuances to eligible persons other than executive officers and Board members subject to the short-swing liability provisions of the federal securities laws. All grants under the Automatic Option Grant Program are to be made in strict compliance with the provisions of that program, and no administrative discretion will be exercised by the Plan Administrator with respect to the grants made under such program.

Share Reserve

  A total of 1,861,847 shares of Common Stock has been reserved for issuance over the term of the 1996 Plan, assuming stockholder approval of the 300,000 - share increase which is the subject of this Proposal. In no event may any one participant in the 1996 Plan be granted stock options and direct stock issuances for more than 250,793 shares in the aggregate per calendar year under the 1996 Plan.

  In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and class of securities issuable under the 1996 Plan, (ii) the maximum number and class of securities for which any one participant may be granted stock options and direct stock issuances under the 1996 Plan per calendar year, (iii) the number and class of securities for which option grants will subsequently be made under the Automatic Option Grant Program to each eligible non-employee Board member, and
(iv) the number and class of securities and the exercise price per share in effect under each outstanding option.

  Should an option expire or terminate for any reason prior to exercise in full or be cancelled in accordance with the provisions of the 1996 Plan, the shares subject to the portion of the option not so exercised or cancelled will be available for subsequent issuance under the 1996 Plan.

Eligibility

  Officers and other key employees who render services which contribute to the management, growth and financial success of the Company or its subsidiary corporation, non-employee members of the Board and consultants and other independent advisors in the service of the Company or its subsidiary corporation will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Non-employee members of the Board will also be eligible to participate in the Automatic Option Grant Program.

  As of May 15, 2001, five executive officers, five non-employee Board members and approximately 140 other employees were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs, and the five non-employee Board members were also eligible to participate in the Automatic Option Grant Program.

Valuation

  The fair market value per share of Common Stock on any relevant date under the 1996 Plan will be the closing selling price per share on that date on the Nasdaq National Market. On May 15, 2001, the closing selling price per share was $21.00.

                      Discretionary Option Grant Program

  Options granted under the Discretionary Option Grant Program will have an exercise price per share not less than the fair market value per share of Common Stock on the option grant date if the options are incentive options or an exercise price of not less than eighty-five percent (85%) per share on the option grant date if the options are non-statutory options. No granted option will have a term in excess of ten (10) years. The options will generally become exercisable in a series of installments over the optionee's period of service with the Company.

  Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options for any shares for which the option is exercisable at the time of optionee's termination of service. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

  The shares of Common Stock acquired upon the exercise of one or more options may be unvested and subject to repurchase by the Company, at the original exercise price paid per share, if the optionee ceases service with the Company prior to vesting in those shares. The Plan Administrator will have complete discretion to establish the vesting schedule to be in effect for any such unvested shares and, in certain circumstances, may cancel the Company's outstanding repurchase rights with respect to those shares and thereby accelerate the vesting of those shares.

  The Plan Administrator will also have the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program and to issue replacement options with an exercise price based on the fair market price of Common Stock at the time of the new grant.

                        Automatic Option Grant Program

  Under the Automatic Option Grant Program, each individual who was serving as a non-employee Board member on January 28, 1997 was granted at that time a non-statutory option to purchase 13,376 shares of Common Stock, provided such individual had not previously been in the employ of the Company or its subsidiary corporation. Each individual who first becomes a non-employee Board member after January 28, 1997, whether through election by the stockholders or appointment by the Board, will automatically be granted, at the time of such initial election or appointment, a non-statutory option to purchase 13,376 shares of Common Stock, provided such individual has not previously been in the employ of the Company or its subsidiary corporation. In addition, on the date of each Annual Meeting, each individual who is to continue to serve as a non-employee Board member, whether or not that individual is standing for re-election to the Board at that particular Annual Meeting, will automatically be granted a non-statutory option to purchase 1,672 shares of the Company's Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There will be no limit on the number of shares for which any one non-employee Board member may be granted options over his or her period of Board service.

  Each 13,376-share or 1,672-share option granted under the Automatic Option Grant Program will have an exercise price per share equal to one hundred percent (100%) of the fair market value per share of Common Stock on the option grant date and a maximum term of ten (10) years measured from the grant date, subject to earlier termination at the end of the two (2) year period measured from the date of the optionee's cessation of Board service. Each 13,376-share or 1,672-share option will be immediately exercisable for all the option shares. However, any shares purchased under the option will be subject to repurchase by the Company, at the option exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each initial 13,376-share automatic option grant will vest in a series of three (3) successive equal annual installments upon the optionee's completion of each year of Board service over the three (3)- year period measured from the grant date. The shares subject to each annual 1,672-share grant will vest upon the optionee's completion of one (1) year of Board service measured from the grant date. Should the optionee cease to serve as a Board member, the optionee will generally have until the earlier of
(i) the two (2) year period following such cessation of service or (ii) the expiration date of the option term in which to exercise the option for the number of shares that are vested at the time of such individual's cessation of Board service.

  The shares subject to each automatic option grant will immediately vest in full upon (i) the optionee's death or permanent disability while a Board member, (ii) an acquisition of the Company by merger or asset sale, (iii) the successful completion of a tender offer for more than fifty percent (50%) of the Company's outstanding voting stock or (iv) a change in the majority of the Board effected through one or more contested elections for Board membership.

                            Stock Issuance Program

  Shares may be sold under the Stock Issuance Program at a price per share not less than the fair market value on the issuance date, payable in such valid consideration as the Plan Administrator deems appropriate. Shares may also be issued solely as a bonus for past services.

  The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Plan Administrator will, however, have the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the 1996 Plan.

                              General Provisions

Acceleration

  In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation will automatically accelerate in full, and all unvested shares under the Discretionary Option Grant and Stock Issuance Programs will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. In connection with an acquisition of the Company in which shares do not vest or a change in control (whether by successful tender offer for more than fifty percent (50%) of the outstanding voting stock or a change in the majority of the Board by one or more contested elections for Board membership), any unvested shares may, in the Plan Administrator's discretion, be subject to full and immediate vesting, in the event the individual's service with the successor entity is subsequently terminated within twelve (12) months following the acquisition or change in control.

  The acceleration of vesting upon a change in the ownership of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Financial Assistance

  The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options or the purchase of shares under the Discretionary Option Grant and Stock Issuance Programs. In addition, the Plan Administrator may permit one or more such participants to pay the exercise or purchase price in installments over a period of years. The Plan Administrator will have complete discretion to determine the terms of any such financial assistance. However, any such financing will be full-recourse and interest bearing. In addition, the maximum amount of financing provided any individual may not exceed the cash consideration payable for the issued shares plus all applicable taxes.

Stock Awards

  The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted under the 1996 Plan between February 27, 2000 and March 3, 2001, together with the weighted average exercise price payable per share.

                              Option Transactions

                                             Options Granted   Weighted Average
         Name                               (Number of Shares)  Exercise Price
         ----                               ------------------ ----------------
Georgia Shonk-Simmons.....................           --                --
 President and Chief Executive Officer;
 former Chief Merchant and President of
 Catalog & Retail Sales Division(1)

Dennis C. Pence...........................           --                --
 Chairman of the Board and Secretary;
 former President and Chief Executive
 Officer(1)

Ann Pence.................................           --                --
 Vice-Chairman of the Board and Executive
 Creative Director

Tom Scott.................................        25,000            $29.69
 Executive Vice President, Chief
 Operations Officer and Chief Information
 Officer

Donald Robson.............................           --                --
 Executive Vice President, Chief Financial
 Officer, and Treasurer

All executive officers as a group (5
 persons).................................        25,000            $29.69

All current non-employee directors as a
 group (5 persons)........................        26,500            $23.45

All employees, including current officers
 who are not executive officers, as a
 group (148 persons)......................       192,600            $23.57

--------
(1) Mr. Pence retired as the Company's President and Chief Executive Officer effective January 1, 2001, at which time, Ms. Shonk-Simmons became President and Chief Executive Officer of the Company as well as a Director on the Company's Board of Directors.

  As of May 15, 2001, options covering 979,487 shares of Common Stock were outstanding under the 1996 Plan and 540,456 shares have been issued under the 1996 Plan in connection with option exercises. Assuming stockholder approval of the 300,000-share increase which is the subject of this Proposal, 341,904 shares would remain available for future option grant.

Amendment and Termination

  The Board may amend or modify the 1996 Plan in any or all respects whatsoever, subject to any stockholder approval required under applicable law or regulation. The Board may terminate the 1996 Plan at any time, and the 1996 Plan will in all events terminate on March 3, 2006.

                        Federal Income Tax Consequences

Option Grants

  Options granted under the 1996 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

  Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two (2) holding periods is not satisfied, then a disqualifying disposition will result.

  Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

  If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

  Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

  If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

  The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Direct Stock Issuances

  The tax principles applicable to direct stock issuances under the 1996 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

Deductibility of Executive Compensation

  The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Internal Revenue Code Section 162(m).

                             Accounting Treatment

  Option grants and stock issuances with exercise or issue prices less than the fair market value of the shares on the grant date or issue date will result in a direct compensation expense to the Company's earnings equal to the difference between the exercise price or issue price and the fair market value of the shares on the grant or issue date. Such expense will be recognized by the Company over the period that the option shares or issued shares are to vest. Under the current accounting principles in effect for equity incentive programs such as the 1996 Plan, option grants or stock issuances under the 1996 Plan at 100% of fair market value will not result in any charge to the Company's earnings, but the Company must disclose in pro forma note disclosures to the Company's financial statements, the impact the option grants would have upon the Company's reported earnings were the fair value of those options at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a diluted basis.

                                  PROPOSAL 3

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

  The firm of Arthur Andersen LLP has served as independent public accountants for the Company since fiscal 1993. The Board, acting upon the recommendation of the Audit Committtee, has appointed Arthur Andersen LLP to serve in the same capacity for the fiscal year ending March 2, 2002 and is asking stockholders to ratify the selection of Arthur Andersen LLP by the Board as independent public accountants. The affirmative vote of a majority of the shares presented and voting at the meeting is required to ratify the selection of Arthur Andersen LLP. In the event that stockholders fail to ratify the selection of Arthur Andersen LLP, the Board would reconsider such selection.

  Audit and Review Fees: The aggregate fees billed for professional audit and review services rendered by Arthur Andersen LLP for services performed related to the fiscal year ended March 3, 2001 were $177,109. Such fees included audit services performed for the annual consolidated financial statements of the Company for the fiscal year ended March 3, 2001, review services for the interim condensed consolidated financial statements of the Company for the fiscal quarters ended May 27, 2000, August 26, 2000, November 25, 2000, and March 3, 2001, and reviews of the respective Forms 10-Q and 10-K as filed with the United States Securities and Exchange Commission.

  Financial Information Systems design and Implementation Fees: Arthur Andersen LLP did not provide the Company any financial information systems design and implementation services for the fiscal year ended March 3, 2001.

  All Other Fees: The aggregate fees billed for services rendered by Arthur Andersen LLP, other than for audit and review services and financial information systems design and implementation services, for the fiscal year ended March 3, 2001 were $157,801. The Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of Arthur Andersen LLP.

  A representative of Arthur Andersen LLP is expected to attend the Annual Meeting. The representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions of the stockholders.

  The Company's Board recommends that stockholders vote FOR the ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending March 2, 2002.

                                 OTHER MATTERS

  It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE WHICH HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Stockholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

                                          By Order of the Board of Directors,

                                          /s/ Dennis C. Pence

                                          Dennis C. Pence
                                          Chairman of the Board of Directors
                                          and Secretary

June 1, 2001
Sandpoint, Idaho

                                                                     Appendix A

           Charter of the Audit Committee of the Board of Directors

I. Audit Committee Purpose

  The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee shall strive to set the "tone at the top" for quality financial reporting and sound internal controls. The Audit Committee's primary duties and responsibilities are to:

  . Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

  . Review and monitor the independence of the Company's independent auditors.

  . Monitor the performance of the Company's independent auditors and internal auditing department.

  . Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

  . Make regular reports to the Board concerning Audit Committee activities.

  The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. Audit Committee Composition and Meetings

  The Audit Committee will be comprised of three or more directors as determined by the Board. The members of the Audit Committee will meet the independence requirements of the National Association of Securities Dealers
(NASD) with allowed exception (as determined by the Board). The members of the Audit Committee will meet the experience and financial literacy requirements of the National Association of Securities Dealers (NASD). Members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

  Audit Committee members and the Audit Committee Chair shall be appointed annually by the Board.

  The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall approve the agenda for each meeting. The Committee will meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. The Committee shall encourage executive sessions at each of its meetings in order to assist in providing a regular forum for candid discussion. In addition, the Committee will communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' limited review procedures.

III. Audit Committee Responsibilities and Duties

 Review Procedures

   1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with Securities and Exchange Commission (SEC) regulations.

   2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

   3. In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with managements' responses, including the status of previous recommendations.

   4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with Statement of Auditing Standards
      (SAS) 61 as amended by SAS 90.

   5. Review the Company's stock exchange certification and proxy statement disclosures related to the audit committee.

 Independent Auditors

   6. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or discharge of auditors when circumstances warrant.

   7. Approve the audit fees and other significant compensation to be paid to the independent auditors. For management consulting engagements to be performed by the independent auditors', review and approve requests with engagement fees in excess of $25,000. Be advised of any other significant study undertaken at the request of management that is beyond the scope of the audit engagement letter.

   8. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence and obtain a formal written statement delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard No. 1.

   9. Review the independent auditors audit plan and engagement letter-- discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

  10. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with American Institute of Certified Public Accountants (AICPA) SAS 61 as amended by SAS 90.

  11. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting. Discuss with management and the independent auditors the quality of the accounting principles and underlying estimates used in the preparation of the Company's financial statements.

 Internal Audit Department and Legal Compliance

  12. Review the budget, plan, changes in plan, activities, organizational structure, independence and authority of its reporting obligations, and qualifications of the internal audit department, as needed.

  13. Review the appointment, performance, and replacement of the senior internal audit executive.

  14. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

  15. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies. Review all reports concerning any significant fraud or regulatory noncompliance that occurs at the Company. This review should include consideration of the internal controls that should be strengthened to reduce the risk of a similar event in the future.

 Other Audit Committee Responsibilities

  16. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

  17. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

  18. Review financial and accounting human resources and succession planning within the Company.

  19. Perform any other activities consistent with the Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

                             COLDWATER CREEK INC.
                     1996 STOCK OPTION/STOCK ISSUANCE PLAN
                     -------------------------------------
                   (Amended and Restated as of May 12, 2001)

                                  ARTICLE ONE
                                  -----------

                                    GENERAL
                                    -------

     I.   PURPOSE OF THE PLAN

          This 1996 Stock Option/Stock Issuance Plan (the "Plan") is intended to promote the interests of Coldwater Creek Inc., a Delaware corporation (the "Corporation"), by providing eligible individuals with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its parent or subsidiary corporations).

     II.  DEFINITIONS

          A. For purposes of the Plan, the following definitions shall be in effect:

          Board:  the Corporation's Board of Directors.

          Change in Control: a change in ownership or control of the Corporation effected through either of the following transactions:

                    (i) the acquisition directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept; or

                    (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

          Code:  the Internal Revenue Code of 1986, as amended.

          Common Stock:  shares of the Corporation's common stock.

          Corporate Transaction: either of the following stockholder-approved transactions to which the Corporation is a party:

                    (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                    (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

          Disability: the inability of an individual to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of not less than twelve (12) months. However, for purposes of the Automatic Option Grant Program, Disability shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

          Employee: an individual who performs services while in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

          Exercise Date: the date on which the Corporation shall have received written notice of the option exercise.

          Fair Market Value: the Fair Market Value per share of Common Stock determined in accordance with the following provisions:

               - If the Common Stock is not at the time listed or admitted to trading on any national securities exchange but is traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

               - If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange determined by the Plan Administrator to be the primary market for the Common

     Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

               - If the Common Stock is on the date in question neither listed nor admitted to trading on any national securities exchange nor traded on the Nasdaq National Market, then the Fair Market Value of the Common Stock on such date shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

               - For any option granted on the Automatic Option Grant Program Effective Date, the Fair Market Value per share of Common Stock shall be deemed equal to the price per share at which the Common Stock is sold in the initial public offering pursuant to the Underwriting Agreement.

          Incentive Option: a stock option which satisfies the requirements of Code Section 422.

          Involuntary Termination: the termination of any individual's Service which occurs by reason of:

                    (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                    (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

          Misconduct: the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any parent or subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any parent or subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any parent or subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any parent or subsidiary).

          1933 Act:  the Securities Act of 1933, as amended from time to time.

          1934 Act: the Securities Exchange Act of 1934, as amended from time to time.

          Non-Statutory Option: a stock option not intended to meet the requirements of Code Section 422.

          Optionee: a person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

          Participant: a person who is issued Common Stock under the Stock Issuance Program.

          Plan Administrator: either the Board, the Primary Committee or a Secondary Committee, to the extent such entity is at the time responsible for the administration of the Plan in accordance with Section IV of Article One.

          Plan Effective Date:  March 4, 1996.

          Primary Committee: the committee of two (2) or more non-employee Board members appointed by the Board to administer the Plan with respect to
Section 16 Insiders.

          Secondary Committee: a committee of one or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

          Service: the performance of services on a periodic basis for the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option or stock issuance agreement.

          10% Stockholder: the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any parent or subsidiary corporation.

          B. The following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

               Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a parent of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a subsidiary of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     III. STRUCTURE OF THE PLAN

          A.   Stock Programs.  The Plan shall be divided into three (3)
               --------------
separate components: the Discretionary Option Grant Program specified in Article Two, the Stock Issuance Program specified in Article Three and the Automatic Option Grant Program specified in Article Four. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two. Under the Stock Issuance Program, eligible individuals may be issued shares of Common Stock directly, either through the immediate purchase of such shares at a price not less than one hundred percent (100%) of the Fair Market Value of the shares at the time of issuance or as a bonus for services rendered the Corporation. Under the Automatic Option Grant Program, each individual serving as a non-employee Board member on the Automatic Option Grant Program Effective Date and each individual who first joins the Board as a non-employee director at any time after such Effective Date shall at periodic intervals receive option grants to purchase shares of Common Stock in accordance with the provisions of the Automatic Option Grant Program of Article Four, with the first such grants to be made on the Automatic Option Grant Program Effective Date.

          B.   General Provisions.  Unless the context clearly indicates
               ------------------
otherwise, the provisions of Articles One and Five shall apply to the Discretionary Option Grant Program, the Automatic Option Grant Program and the Stock Issuance Program and shall accordingly govern the interests of all individuals under the Plan.

     IV.  ADMINISTRATION OF THE PLAN

          A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with
respect to Section 16 Insiders.   Administration of the Discretionary Option
Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

          B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

          C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any option or stock issuance thereunder.

          D. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the express terms and conditions of Article Four, and the Plan Administrator shall exercise no discretionary functions with respect to the grant of options pursuant to that program, but may amend such options in accordance with the provisions of Article Four.

     V.   OPTION GRANTS AND STOCK ISSUANCES

          A. The persons eligible to participate in the Discretionary Option Grant Program under Article Two and the Stock Issuance Program under Article Three shall be limited to the following:

                    (i) officers and other key employees of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its parent or subsidiary corporations);

                    (ii)  non-employee members of the Board; and

                    (iii) those consultants or other independent advisors who provide valuable services to the Corporation (or its parent or subsidiary corporations).

          B. A Board member shall not vote as a member of the Board or a member of a committee concerning any award, or amendment of any award, to such Board member pursuant to the Discretionary Option Grant Program or the Stock Issuance Program, other than an award or amendment that applies uniformly to all non-employee Board members and shall absent himself or herself from the discussion of any such award.

          C.   The Plan Administrator shall have full authority to determine,
(i) with respect to the option grants made under the Discretionary Option Grant Program, which eligible individuals are to receive option grants, the time or times when such options are to be granted, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding, and (ii) with respect to stock issuances under the Stock Issuance Program, the number of shares to be issued to each Participant, the vesting schedule (if any) to be applicable to the issued shares and the consideration for which such shares are to be issued.

     VI.  STOCK SUBJECT TO THE PLAN

          A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 1,861,847 shares. Such authorized share reserve consists of (i) the 1,111,847 shares initially reserved under the Plan, (ii) an additional 350,000 shares added to the Plan as authorized by the Board in February 1998 and subsequently approved by the stockholders, (iii) an additional 100,000 shares added to the Plan as authorized by the Board in May 2000 and subsequently approved by the stockholders plus (iv) an increase of 300,000 shares authorized by the Board in May 2001 subject to stockholder approval at the 2001 Annual Stockholders Meeting.

          B. In no event shall the aggregate number of shares of Common Stock for which any one individual participating in the Plan may be granted stock options and direct stock issuances exceed 250,793 shares per calendar year.

          C. Should one or more outstanding options under this Plan expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of Section IV of Article Two of the Plan), then the shares subject to the portion of each option not so exercised shall be available for subsequent option grants under the Plan. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more
subsequent option grants or direct stock issuances under the Plan.   Should the
exercise price of an outstanding option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan or the vesting of a direct share issuance made under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the share issuance, and not by the net number of shares of Common Stock actually issued to the holder of such option or share issuance.

          D. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options and direct stock issuances in the aggregate per calendar year,
(iii) the number and/or class of securities for which automatic option grants are to be subsequently made per eligible non-employee Board member under the Automatic Option Grant Program and (iv) the number and/or class of securities and price per share in effect under each option outstanding under either the Discretionary Option Grant or Automatic Option Grant Program. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                  ARTICLE TWO
                                  -----------

                      DISCRETIONARY OPTION GRANT PROGRAM
                      ----------------------------------

     I.   TERMS AND CONDITIONS OF OPTIONS

          Options granted pursuant to the Discretionary Option Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-Statutory Options. Individuals who are not Employees of the Corporation or its parent or subsidiary corporations may only be granted Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply
                    --------
with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of
Section II of this Article Two.

          A.   Exercise Price.
               --------------

               1. The exercise price per share shall be fixed by the Plan Administrator in accordance with the following provisions:

                    (i) The exercise price per share of Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of such Common Stock on the grant date.

                    (ii) The exercise price per share of Common Stock subject to a Non-Statutory Option shall in no event be less than eighty-five percent (85%) of the Fair Market Value of such Common Stock on the grant date.

               2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Five, be payable as follows:

                    (i)   in cash or check made payable to the Corporation;

                    (ii) in shares of Common Stock held by the Optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                    (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions
     (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such purchase and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

               3. Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

          B.   Term and Exercise of Options.  Each option granted under this
               ----------------------------
Discretionary Option Grant Program shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date.

          During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

          C.   Termination of Service.
               ----------------------

               1. Except to the extent otherwise provided pursuant to subsection C.2 below, the following provisions shall govern the exercise period applicable to any options held by the Optionee at the time of cessation of Service or death:

                    (i) Should the Optionee cease to remain in Service for any reason other than death or Disability, then the period during which each outstanding option held by such Optionee is to remain exercisable shall be limited to the three (3)-month period following the date of such cessation of Service.

                    (ii) Should such Service terminate by reason of Disability, then the period during which each outstanding option held by the Optionee is to remain exercisable shall be limited to the twelve (12)-month period following the date of such cessation of Service.

                    (iii) Should the Optionee die while holding one or more outstanding options, then the period during which each such option is to remain exercisable shall be limited to the twelve (12)-month period following the date of the Optionee's death. During such limited period, the option may be exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                    (iv) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                    (v) Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term.

                    (vi) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to be outstanding with respect to any option shares for which the option is not at that time exercisable or in which the Optionee is not otherwise at that time vested.

                    (vii) In the event of an Involuntary Termination following a Corporate Transaction or a Change in Control, the provisions of Section III of this Article Two shall govern the period for which the outstanding options are to remain exercisable following the Optionee's cessation of Service and shall supersede any provisions to the contrary in this Section.

               2. The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding,

               - to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under subsection C.1 of this Article Two to such greater period of time as the Plan Administrator shall deem appropriate; provided, that in no event shall such option be exercisable
                  --------
     after the specified expiration date of the option term; and/or

               - to permit one or more options held by the Optionee under this Article Two to be exercised, during the limited post-Service exercise period applicable under this paragraph C., not only with respect to the number of vested shares of Common Stock for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments in which the Optionee would otherwise have vested had such cessation of Service not occurred.

          D.   Stockholder Rights.  An Optionee shall have no stockholder rights
               ------------------
with respect to any shares covered by the option until such individual shall have exercised the option, paid the exercise price and become the holder of record of the purchased shares.

          E.   Unvested Shares.  The Plan Administrator shall have the
               ---------------
discretion to authorize the issuance of unvested shares of Common Stock under this Discretionary Option Grant Program. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share any or all of those unvested shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the agreement evidencing such repurchase right.

     II.  INCENTIVE OPTIONS

          Incentive Options may only be granted to individuals who are Employees, and the terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Except as modified by the provisions of this Section II, all provisions of Articles One, Two and Five shall be applicable to Incentive Options. Any Options specifically designated as Non-Statutory shall not be subject to such terms and conditions.
                       ---

          A.   Dollar Limitation.  The aggregate Fair Market Value (determined
               -----------------
as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in that calendar year for the excess number of shares as a Non-Statutory Option under the Federal tax laws.

          B.   10% Stockholder.  If any individual to whom an Incentive Option
               ---------------
is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred-ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years measured from the grant date.

     III. CORPORATE TRANSACTION/CHANGE IN CONTROL

          A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

          B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

          C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

          D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain
--------
the same, (ii) the maximum number and/or class of securities available for issuance under the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options and direct stock issuances under the Plan per calendar year.

          E. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed twelve (12) months) following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii)
                        -------
the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may structure one or more of the Corporation's outstanding repurchase rights so that those rights shall immediately terminate with respect to any unvested shares held by the Optionee at the time of such Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full upon such Involuntary Termination.

          F. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed twelve (12) months) following the effective date of any Change in Control. Each option so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the
                 -------
expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may structure one or more of the Corporation's outstanding repurchase rights so that those rights shall immediately terminate with respect to any unvested shares held by the Optionee at the time of such Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

          G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

          H. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     IV.  CANCELLATION AND REGRANT OF OPTIONS

          The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under this Article Two and to grant in substitution new options under the Plan covering the same or different numbers of shares of Common Stock but with an exercise price per share not less than (i) one hundred percent (100%) of the Fair Market Value per share of Common Stock on the new grant date in the case of a grant of an Incentive Option, (ii) one hundred ten percent (110%) of such Fair Market Value in the case of a grant of an Incentive Option to a 10% Stockholder or (iii) eighty-five percent (85%) of such Fair Market Value in the case of all other grants.

                                 ARTICLE THREE
                                 -------------

                            STOCK ISSUANCE PROGRAM
                            ----------------------

     I.   TERMS AND CONDITIONS OF STOCK ISSUANCES

          Shares of Common Stock may be issued under the Stock Issuance Program directly without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

          A. The shares shall be issued for such valid consideration as the Plan Administrator may deem appropriate, but the value of such consideration as determined by the Plan Administrator shall not be less than one hundred percent (100%) of the Fair Market Value of the issued shares of Common Stock on the issuance date.

          B. The Plan Administrator shall have full power and authority to issue shares of Common Stock under the Stock Issuance Program as a bonus for past services rendered to the Corporation (or any parent or subsidiary). All such bonus shares shall be fully and immediately vested upon issuance.

          C. Subject to the provisions of Section I of Article Five, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance: (i) cash or check made payable to the Corporation, or (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

          D. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

                    (i) the Service period to be completed by the Participant or the performance objectives to be attained,

                    (ii) the number of installments in which the shares are to vest,

                    (iii) the interval or intervals (if any) which are to lapse between installments, and

                    (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

          E. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

          F. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

          G. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

          H. The Plan Administrator shall have full power and authority, exercisable upon a Participant's termination of Service, to waive the surrender and cancellation of any or all unvested shares of Common Stock (or other assets attributable thereto) at the time held by that Participant, if the Plan Administrator determines such waiver to be an appropriate severance benefit for the Participant.

     II.  CORPORATE TRANSACTION/CHANGE IN CONTROL

          A. All of the Corporation's outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

          B. The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Stock Issuance Program in such manner that those repurchase rights shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within twelve (12) months following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

          C. The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Stock Issuance Program in such manner that those repurchase rights shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within twelve
(12) months following the effective date of any Change in Control.

     III. SHARE ESCROW/LEGENDS

          Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                 ARTICLE FOUR


                         AUTOMATIC OPTION GRANT PROGRAM
                         ------------------------------

     I.   ELIGIBILITY

          The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Four program shall be limited to those individuals who are serving as non-employee Board members or who are first elected or appointed as non-employee Board members, whether through appointment by the Board or election by the Corporation's stockholders.

     II.  TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

          A.   Grant Dates.  Option grants shall be made under this Article Four
               -----------
on the dates specified below:

               1.   Initial Grant.  Each individual who is first elected or
                    -------------
appointed as a non-employee Board member after the Automatic Option Grant Program Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 13,376 shares of Common Stock upon the terms and conditions of this Article Four. In no event, however, shall a non-employee Board member be eligible to receive such an initial option grant if such individual has at any time been in the prior employ of the Corporation (or any parent or subsidiary corporation).

               2.   Annual Grant.  On the date of each Annual Stockholders
                    ------------
Meeting, each individual who will continue to serve as a non-employee Board member shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, a Non-Statutory Option to purchase an additional 1,672 shares of Common Stock upon the terms and conditions of this Article Four, provided he or she has served as a non-employee Board member for at least six (6) months prior to the date of such Annual Meeting. Non-employee Board members who have previously been in the employ of the Corporation (or any parent or subsidiary) shall be eligible to receive such annual option grants over their continued period of Board service.

          There shall be no limit on the number of shares for which any one non-employee Board member may be granted stock options under this Article Four over his or her period of Board service.

          B.   Exercise Price. The exercise price per share of Common Stock
               --------------
subject to each automatic option grant made under this Article Four shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

          C.   Payment.  The exercise price shall be payable in one of the
               -------
alternative forms specified below:

                    (i) full payment in cash or check drawn to the Corporation's order;

                    (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below);

                    (iii) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check drawn to the Corporation's order; or

                    (iv) to the extent the option is exercised for vested shares, full payment through a sale and remittance procedure pursuant to which the Optionee shall provide irrevocable written instructions to (I) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and (II) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

          Except to the extent the sale and remittance procedure specified above is used for the exercise of the option for vested shares, payment of the exercise price for the purchased shares must accompany the exercise notice.

          D.   Option Term.  Each automatic grant under this Article Four shall
               -----------
have a maximum term of ten (10) years measured from the automatic grant date.

          E.   Exercisability/Vesting.  Each automatic grant shall be
               ----------------------
immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares in accordance with the applicable schedule below:

               Initial Grant.  Each initial 13,376-share automatic grant shall
               -------------
vest, and the Corporation's repurchase right shall lapse, in a series of three
(3) equal and successive annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon Optionee's completion of one (1) year of Board service measured from the automatic grant date.

               Annual Grant.  Each additional 1,672-share automatic grant shall
               ------------
vest, and the Corporation's repurchase right shall lapse, upon the Optionee's completion of one (1) year of Board service measured from the automatic grant date.

          F.   Limited Transferability.  Each automatic option grant may, in
               -----------------------
connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

          G.   Effect of Termination of Board Membership.  The following
               -----------------------------------------
provisions shall govern the exercise of any outstanding options held by the Optionee under this Article Four at the time the Optionee ceases to serve as a Board member:

                    (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a two (2)-year period following the date of such cessation of Board service in which to exercise each such option. However, each option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to remain outstanding with respect to any option shares in which the Optionee is not otherwise vested on the date of such cessation of Board service.

                    (ii) During the two (2)-year period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable at the time of the Optionee's cessation of Board service. However, should the Optionee cease to serve as a Board member by reason of death or Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the two (2)-year exercise period following such cessation of Board service, be exercised for all or any portion of such shares as fully-vested shares.

                    (iii) In no event shall the option remain exercisable after the expiration of the option term.

          H.   Stockholder Rights.  The holder of an automatic option grant
               ------------------
under this Article Three shall have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option, paid the exercise price and become the holder of record of the purchased shares.

          I.   Remaining Terms.  The remaining terms and conditions of each
               ---------------
automatic option grant shall be the same as the terms for option grants made under the Discretionary Option Grant Program.

     III. CORPORATE TRANSACTION/CHANGE IN CONTROL

          A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option under this Article Four but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, all automatic option grants under this Article Four shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or parent thereof.

          B. Each outstanding option under this Article Four which is assumed in connection with a Corporate Transaction outstanding shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issuable to the Optionee in the consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the class and number of securities available for issuance under the Plan following the consummation of such Corporate Transaction, and (ii) the exercise price payable per share, provided
                                                                      --------
the aggregate exercise price payable for such securities shall remain the same.

          C. In connection with any Change in Control of the Corporation, the shares of Common Stock at the time subject to each outstanding option under this Article Four but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain so exercisable for all the option shares following the Change in Control, until the expiration or sooner termination of the option term.

          D. The automatic option grants outstanding under this Article Four shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                                 ARTUCLE FIVE

                                 MISCELLANEOUS
                                 -------------

     I.   LOANS OR INSTALLMENT PAYMENTS

          A. The Plan Administrator may, in its discretion, assist any Optionee or Participant (including an Optionee or Participant who is an officer of the Corporation) in the exercise of one or more options granted to such Optionee under the Discretionary Option Grant Program or the purchase of one or more shares issued to such Participant under the Stock Issuance Program, including the satisfaction of any Federal, state and local income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Optionee or Participant or (ii) permitting the Optionee or Participant to pay the exercise price or purchase price for the purchased Common Stock in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option or issuance agreement or otherwise deems appropriate at the time such exercise price or purchase price becomes due and payable. Loans or installment payments may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the option or purchase price of the acquired shares (less the par value of such shares) plus any Federal, state and local income and employment tax liability incurred by the Optionee or Participant in connection with the acquisition of such shares.

          B. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

     II.  AMENDMENT OF THE PLAN AND AWARDS

          A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

          B. (i) Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and (ii) shares of Common Stock may be issued under the Stock Issuance Program, which are in both instances in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Discretionary Option Grant Program or the Stock Issuance Program are held in escrow until stockholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess option grants or excess share issuances are made, then (I) any unexercised excess options shall terminate and cease to be exercisable and (II) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

     III. TAX WITHHOLDING

          A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of stock options for such shares or the vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income tax and employment tax withholding requirements.

          B. The Plan Administrator may, in its discretion and in accordance with the provisions of this Section III and such supplemental rules as the Plan Administrator may from time to time adopt (including the applicable safe-harbor provisions of Rule 16b-3 of the Securities and Exchange Commission), provide any or all holders of Non-Statutory Options (other than the automatic grants made pursuant to Article Four of the Plan) or unvested shares under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Federal, state and local income and employment withholding tax liabilities incurred by such holders in connection with the exercise of their options or the vesting of their shares (the "Taxes"). Such right may be provided to any such holder in either or both of the following formats:

               - The holder of the Non-Statutory Option or unvested shares may be provided with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the applicable Taxes (not to exceed one hundred percent (100%)) designated by the holder.

               - The Plan Administrator may, in its discretion, provide the holder of the Non-Statutory Option or the unvested shares with the election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such individual (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes incurred in connection with such option exercise or share vesting (not to exceed one hundred percent (100%)) designated by the holder.

     IV.  EFFECTIVE DATE AND TERM OF PLAN

          A. The Discretionary Option Grant and Stock Issuance Programs of the Plan became effective on March 4, 1996, upon the adoption of the Plan by the Corporation's Board of Directors. Such date is hereby designated the "Plan Effective Date." In addition, the Corporation's stockholders approved the Plan on the Plan Effective Date. The Automatic Option

Grant Program became effective on January 28, 1997, in connection with the initial public offering of the Corporation's Common Stock.

          B. The Plan was amended in February 1998 to increase the number of shares of Common Stock reserved for issuance under the Plan by an additional 350,000 shares. The Corporation's stockholders subsequently approved the February 1998 amendment at the 1998 annual meeting of stockholders.

          C. The Plan was amended by the Board on May 20, 2000 to increase the number of shares of Common Stock reserved for issuance under the Plan by an additional 100,000 shares. The Corporation's stockholders subsequently approved the May 2000 amendment at the 2000 annual meeting of stockholders.

          D. The Plan was amended by the Board on May 12, 2001 (the "May 2001 Restatement") to increase the numbers of shares of Common Stock reserved for issuance under the Plan by an additional 300,000 shares. No option grants made on the basis of the 300,000 share increase authorized by the May 2001 Restatement shall become exercisable in whole or in part unless and until the May 2001 Restatement is approved by the stockholders at the 2000 annual meeting of stockholders. Should such stockholder approval not be obtained, then each option grant made pursuant to the 300,000 share increase authorized by the May 2001 Restatement shall terminate and cease to be outstanding, and no further option grants shall be made on the basis of that share increase. However, the provisions of the Plan as in effect immediately prior to that 300,000 share increase shall remain in effect, and option grants and direct stock issuances may continue to be made pursuant to those provisions of the Plan.

          E.   The Plan shall terminate upon the earlier of (i) March 3, 2006 or
                                                 -------
(ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options granted under the Plan or the issuance of shares (whether vested or unvested) under the Stock Issuance Program. If the date of termination is determined under clause (i) above, then all option grants and unvested share issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuance.

     V.   REGULATORY APPROVALS

          The implementation of the Plan and the granting of any option or issuance of shares under the Plan shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

     VI.  USE OF PROCEEDS

          Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or share issuances under the Plan shall be used for general corporate purposes.

     VII.  NO EMPLOYMENT/SERVICE RIGHTS

           Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.

     VIII. MISCELLANEOUS PROVISIONS

           A. Except as otherwise expressly provided under the Plan, the right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee or Participant.

           B. The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of Delaware without resort to that State's conflict-of-laws rules.

           C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Participants and Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

--------------------------------------------------------------------------------

                             COLDWATER CREEK INC.

                                   PROXY FOR
                        ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 14, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on July 14, 2001 and the Proxy Statement and appoints Dennis C. Pence and Donald A. Robson, and each or either of them, as Proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Common Stock of Coldwater Creek Inc. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held July 14, 2001 at 1:00 p.m. local time and at any adjournment or postponement thereof.

         (Continued and to be marked, dated and signed on other side)

--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .

--------------------------------------------------------------------------------
The Board of Directors recommends a vote FOR proposals         Please mark
Nos. 1, 2 and 3. This Proxy, when properly executed,            your vote    [X]
will be voted as specified hereon.                             as indicated
This Proxy will be voted FOR proposals Nos. 1, 2 and 3 if no specification is made.

                                                         FOR all nominees
                                                       (except as listed to             WITHHOLD AUTHORITY
                                                         contrary below)             to vote for all nominees
1.  Election of Directors:  James R. Alexander                [_]                              [_]
                            Michelle Collins
                            Duncan Highsmith

(Instructions: To withhold authority to vote for any individual nominee(s) write the name(s) of the nominee(s) on the line below.)


------------------------------------------------------------------


                                                         FOR            AGAINST            ABSTAIN
2.  To approve the amendment to the 1996 Stock           [_]              [_]                [_]
    Option/Stock Issuance Plan.

3.  To ratify the appointment of Arthur Andersen LLP     [_]              [_]                [_]
    as independent auditors of the Company for the
    fiscal year ending March 2, 2002.

                                      [_]   I plan to attend the annual meeting.


________
        |
        |
        |
        | Please sign exactly as your name(s) is (are) shown on the share certificate to which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature:                                               Date:
          ---------------------------------------------       ------------------
                PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND
                   RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .